                                                                  Exhibit 10.19


                    FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

                  FIRST AMENDMENT TO CONTRIBUTION AGREEMENT dated as of May 8,1998 among HOST MARRIOTT CORPORATION, a Delaware corporation ("HMC"), HOST MARRIOTT, L.P., a Delaware limited partnership ("Operating Partnership"), HTKG DEVELOPMENT ASSOCIATES, a California limited partnership ("HTKG"), BRE/BURTON WAY L.L.C., a Delaware limited partnership ("Burton Way"), and the other Contributors (as defined below).

                                   Background
                                   ----------

                  HMC, Operating Partnership, HTKG, Burton Way, and the other contributors named therein (HTKG, Burton Way and such other contributors, collectively, the "Contributors") are parties to that certain Contribution Agreement dated as of April 16, 1998 (the "Contribution Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Contribution Agreement.

                  HMC, Operating Partnership, HTKG, Burton Way and the other Contributors have agreed to amend the terms of the Contribution Agreement as provided herein.

                                    Agreement
                                    ---------

                  1. Section 1.4 of the Contribution Agreement is hereby amended by deleting the date "May 11, 1998" wherever it appears therein, and substituting the date "May 18,1998" therefor.

                  2. The parties hereto acknowledge and agree that contribution of the Beverly Hills Loan has been authorized by all of the members of BRE/Burton Way L.L.C. (the Contributor of the Beverly Hills Loan), and that the Beverly Hills Loan will not be excluded from the transactions contemplated by the Contribution Agreement under Section 7.3(b) thereof.

                  3. The Contribution Agreement, as amended hereby, is and shall remain in full force and effect and is ratified and confirmed.

                  IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date written above.


                                  HOST MARRIOTT CORPORATION

                                  By:    /s/ CHRISTOPHER J. NASSETTA
                                         ----------------------------------
                                         Name: Christopher J. Nassetta
                                         Title: Executive Vice President
                                                and Chief Operating Officer

                                 HOST MARRIOTT, L.P.

                                 By:    HMC Real Estate Corporation, its
                                        general partner

                                        By:   /s/ CHRISTOPHER J. NASSETTA
                                              -------------------------------
                                              Name: Christopher J. Nassetta
                                              Title: Vice President

                                 HTKG DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP

                                 By:    BRE/Burlingame II, L.L.C.

                                        By:   /s/ JONATHAN GRAY
                                              -------------------------------
                                              Jonathan Gray
                                              Vice President

                                 BRE/BURTON WAY L.L.C.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 BRE/SWISS L.L.C.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 BRE/LAFAYETTE INC.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 BRE/SWISS MANAGEMENT L.L.C.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President


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

                                 BRE/HT L.L.C.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 BRE/CAMBRIDGE L.L.C.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 BRE/RESTON L.L.C.

                                  By:   /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 BRE/GRAND L.L.C.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 BRE/AMELIA PARTNERS L.P.

                                 By:    BRE/Amelia L.L.C., general partner

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 BRE/AMELIA L.L.C.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 OLS HOTEL PARTNERS L.P.

                                 By:    BRE/Logan Hotel Space Inc.

                                        By:   /s/ JONATHAN GRAY
                                              -------------------------
                                              Jonathan Gray
                                              Vice President


                                 RTZ MANAGEMENT CORP.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President

                                 BRE/RITZ BOSTON, L.L.C.

                                 By:    /s/ JONATHAN GRAY
                                        -------------------------------
                                        Jonathan Gray
                                        Vice President


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